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                          AMENDMENT TO LEASE AGREEMENT
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     This amendment is entered into as of this 29th day of November, 1995 by and between ELLSWORTH REALTY, L.L.C., a Georgia limited liability company (herein referred to as the "Landlord") and K&G MEN'S CENTER, INC., a Georgia corporation (herein referred to as the "Tenant").

     In consideration of ten and no/100 Dollars ($10.00) paid by each party hereto to the other and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree that the Lease Agreement between Landlord and Tenant dated November 20, 1995 is hereby amended by providing that the portion of the Premises outlined in red on Exhibit
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"A" attached hereto and made a part hereof containing approximately 20,000
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square feet of gross leasable area (herein referred to as the "Office/Warehouse
Space") shall, on or before thirty (30) days after notice from Landlord, be surrendered by Tenant to Landlord in the same condition as required as if the term of the Lease had expired and Tenant shall have no rights, obligations or liabilities with respect to the Office/Warehouse Space. The Lease shall otherwise continue in full force and effect and all terms and conditions thereof shall not be modified or amended in any manner (including the payment of any rent contemplated in Paragraph 3 of the Lease and the payment of the Taxes contemplated in Paragraph 6 of the Lease) except, that (i) any utilities or other charges for services provided to the entire building in which the Premises are located shall be prorated based on the gross leasable area of the Office/Warehouse Space to the gross leasable area of the entire building and
(ii) Tenant shall not be responsible for (A) any repairs to the Office/Warehouse Space contemplated to be made by Tenant under Paragraph 7 of the Lease and/or
(B) compliance with any laws with respect to the Office/Warehouse Space contemplated under Paragraph 8 of the Lease.

     IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands and seals as of this 29th day of November, 1995.


TENANT:                                  LANDLORD:

K&G MEN'S CENTER, INC.                   ELLSWORTH REALTY, L.L.C.,
a Georgia limited liability company      a Georgia corporation


By:                                      By:
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     Title:                                   Its:
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                                                            [CORPORATE SEAL]